Exhibit 99.1

TENDER AND SUPPORT AGREEMENT

This TENDER AND SUPPORT AGREEMENT (this “Agreement”), dated as of [ ● ], is by and among Newport Holdings, LLC, a Delaware limited liability company (“Parent”), Newport Merger Sub, Inc., a Delaware corporation (“Merger Sub”) and a wholly owned subsidiary of Parent, and each of the Persons set forth on Schedule A hereto (each, a “Stockholder”).

WHEREAS, as of the date hereof, each Stockholder is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of, with sole voting and disposition authority over, the number of shares of common stock, par value $0.01 per share (“Common Stock”), of the Company (as defined below) set forth opposite such Stockholder’s name on Schedule A (all such shares set forth on Schedule A, together with any shares of Common Stock of the Company over which the Stockholder acquires sole voting and disposition authority prior to the termination of this Agreement, are being referred to herein as the “Subject Shares”);

WHEREAS, concurrently with the execution hereof, Parent, Merger Sub and The New Home Company Inc., a Delaware corporation (the “Company”), are entering into an Agreement and Plan of Merger, dated as of the date hereof and as it may be amended from time to time (the “Merger Agreement”), which provides, among other things, for Merger Sub to commence a cash tender offer to purchase any and all of the outstanding shares of Common Stock of the Company (the “Offer”) and, following the consummation (as defined in Section 251(h) of the DGCL) of the Offer, at the Effective Time, the merger of Merger Sub with and into the Company (the “Merger”), upon the terms and subject to the conditions set forth in the Merger Agreement (capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement); and

WHEREAS, as a condition to their willingness to enter into the Merger Agreement, Parent and Merger Sub have required that each Stockholder, and as an inducement and in consideration therefor, each Stockholder (in such Stockholder’s capacity as a holder of the Subject Shares) has agreed to, enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

ARTICLE I

AGREEMENT TO TENDER AND VOTE

1.1    Agreement to Tender. Subject to the terms of this Agreement, each Stockholder irrevocably and unconditionally undertakes and agrees, unless and until this Agreement shall have been validly terminated in accordance with Section 5.2, to validly tender or cause to be validly tendered in the Offer (and, in each case, not withdraw) all of such Stockholder’s Subject Shares pursuant to and in accordance with the terms of the Offer, free and clear of any liens, claims, proxies, voting trusts or agreements, options, rights, understandings or arrangements or any other encumbrances or restrictions whatsoever, on title, transfer or exercise of any rights of a stockholder in respect of such Subject Shares, or inconsistent with this Agreement or the transactions contemplated hereby (collectively, “Encumbrances”), except as provided hereunder or pursuant to any applicable restrictions on transfer under applicable securities Laws or that certain Investor Rights Agreement (the “IRA”), dated February 5, 2014, by and among The New Home Company, Inc., TNHC Partners, LLC, IHP Capital Partners VI, LLC, WATT/TNHC LLC, TCN/TNHC LP, H. Lawrence Webb, Wayne J. Stelmar, Joseph D. Davis and Thomas Redwitz, amended as of May 22, 2018 and May 6, 2020 (collectively, “Permitted Encumbrances”). Without limiting the generality of the foregoing, as promptly as practicable after, but in no event later than the tenth (10th) Business Days after, the commencement (within the meaning of Rule 14d-2 promulgated under the Exchange Act) of the Offer, each Stockholder shall (a) deliver pursuant to the terms of the Offer (i) a letter of transmittal with respect to such Stockholder’s Subject Shares complying with the terms of the Offer, (ii) a Certificate (or affidavits of loss in lieu thereof) representing such Subject Shares or an “agent’s message” (or such other evidence, if any, of transfer as the Paying Agent may reasonably request) in the case of a Book-Entry Share, and (iii) all other documents or instruments required to be delivered by stockholders of the Company pursuant to the terms of the Offer or (b) instruct such Stockholder’s broker or such other Person that is the holder of record of any Subject Shares beneficially owned by such Stockholder to tender such Subject Shares pursuant to and in accordance with clause (a) of this Section 1.1. Each Stockholder undertakes and agrees that, once any of such Stockholder’s Subject Shares are tendered, such tender is irrevocable and unconditional and such Stockholder will not withdraw and will cause not to be withdrawn any of such Subject Shares from the Offer, unless and until this Agreement shall have been validly terminated in accordance with Section 5.2.

1.2    Agreement to Vote. Subject to the terms of this Agreement, each Stockholder hereby irrevocably and unconditionally undertakes and agrees that, unless and until this Agreement shall have been validly terminated in accordance with Section 5.2, at any annual or special meeting of the stockholders of the Company, however called, including any adjournment or postponement thereof, and in connection with any action proposed to be taken by written consent of the stockholders of the Company, such Stockholder shall, in each case to the fullest extent that such Stockholder’s Subject Shares are entitled to vote thereon: (a) appear at each such meeting or otherwise cause all such Subject Shares to be counted as present thereat for purposes of determining a quorum; and (b) be present (in person or by proxy) and vote (or cause to be voted), or deliver (or cause to be delivered) a written consent with respect to, all of its Subject Shares (i) in favor of any proposal recommended by the Company Board that is intended to facilitate the consummation of the Offer or the transactions contemplated by the Merger Agreement, (ii) against any change in the Company Board, (iii) against any Company Acquisition Proposal, including any Superior Company Proposal (or any proposal relating to or intended to facilitate a Company Acquisition Proposal or a Superior Company Proposal), (iv) against any action, omission, proposal, transaction or agreement to be taken, consummated or entered into by the Company that, if so taken, consummated or entered into by the Company would reasonably be expected to result in (x) a breach by the Company of any covenant, representation, warranty or other obligation or agreement of the Company set forth in the Merger Agreement, or of any Stockholder contained in this Agreement or (y) result in any of the conditions to the Offer set forth in Annex A of the Merger Agreement not being satisfied on or before the Outside Date, (v) against (x) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company (other than the Offer or the other transactions contemplated by the Merger Agreement), (y) a sale, lease, license or transfer of a material amount of assets (including, for the avoidance of doubt, capital stock of Company Subsidiaries) of the Company or any reorganization, recapitalization or liquidation of the Company or (z) any change in the present authorized capitalization of the Company or any amendment or other change to the Company Charter, the Company Bylaws or the comparable organizational documents of any of the Company Subsidiaries in effect as of the date of this Agreement, and (vi) against any other action, agreement (including, without limitation, any amendment, waiver, release from or non-enforcement of any agreement) or transaction that is intended or would reasonably be expected to impede, interfere with, delay, postpone, frustrate, prevent or adversely affect, in each case, in any material respect, the consummation of the Offer, the Merger or other transactions contemplated by the Merger Agreement. Until such Subject Shares are accepted for purchase in the Offer, each Stockholder shall retain at all times the right to vote the Subject Shares in such Stockholder’s sole discretion, and without any other limitation, on any matters other than those set forth in this Section 1.2 that are at any time or from time to time presented for consideration to the Company’s stockholders generally.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS

Each Stockholder represents and warrants to Parent and Merger Sub as to such Stockholder, severally but not jointly, that:

2.1    Organization; Authorization; Binding Agreement. If such Stockholder is an entity, such Stockholder is duly organized, validly existing and in good standing under the Laws of the jurisdiction in which it is incorporated or constituted (to the extent such concepts are recognized in such jurisdiction) and the consummation of the transactions contemplated hereby are within such Stockholder’s corporate or organizational powers and have been duly authorized by all necessary corporate or organizational actions on the part of such Stockholder. Such Stockholder has full power and authority to execute, deliver and perform this Agreement. This Agreement has been duly and validly executed and delivered by such Stockholder, and constitutes a legal, valid and binding obligation of such Stockholder enforceable against such Stockholder in accordance with its terms (subject to the Enforceability Exceptions and subject to the rights, if any, of such Stockholder’s spouse if such Stockholder is married and the Subject Shares constitute community property under applicable Law).

2.2    Non-Contravention. The execution and delivery of this Agreement by such Stockholder does not, and the performance by such Stockholder of such Stockholder’s obligations hereunder and the consummation by such Stockholder of the transactions contemplated hereby will not (a) conflict with, or result in any violation or breach of, any Law applicable to such Stockholder or such Stockholder’s Subject Shares, (b) except as may be required by applicable securities Laws, require any consent, approval, order, authorization or other action by, or filing with or notice to, any Person (including any Governmental Entity) under, conflict with, or result in any breach of, or constitute a default (in each case, with or without the giving of notice or the lapse of time or both) under, or give rise to any right of termination, cancellation or acceleration of any obligation or to the loss of any benefit under, or result in the creation of any Encumbrances on any of the Subject Shares pursuant to, any contract, agreement, trust, commitment, order, judgment, writ, stipulation, settlement, award, decree or other instrument binding on such Stockholder or any applicable Law, or (c) if such Stockholder is an entity, conflict with, or result in any violation or breach of, any provision of such Stockholder’s organizational documents, in case of each of clauses (a), (b) and (c), except as would not reasonably be expected to have a material adverse effect on such Stockholder’s ability to timely perform its obligations under this Agreement. No trust of which the Stockholder is a trustee requires the consent of any beneficiary to the execution and delivery of this Agreement or to the consummation of the transactions contemplated hereby. No consent, approval, order, waiver or authorization of, action or nonaction by, registration, declaration or filing with, or notice to, any Governmental Entity is required to be obtained or made by or with respect to such Stockholder in connection with the execution and delivery of this Agreement by such Stockholder or the consummation by such Stockholder of the transactions contemplated by this Agreement, except for the filing with the SEC of such reports under the Exchange Act as may be required in connection with this Agreement and the transactions contemplated by this Agreement.

2.3    Ownership of Subject Shares; Total Shares. Such Stockholder (together with such Stockholder’s spouse if such Stockholder is married and the Subject Shares constitute community property under applicable Law) is the record or beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of such Stockholder’s Subject Shares and has good and marketable title to such Subject Shares free and clear of any Encumbrances, except as provided hereunder or pursuant to any Permitted Encumbrances. The number of Subject Shares listed on Schedule A opposite such Stockholder’s name constitute all of the shares of Common Stock owned by such Stockholder over which such Stockholder has sole voting and disposition authority, beneficially or of record, as of the date hereof, and such Stockholder does not own, beneficially or of record, any rights to acquire shares of Common Stock or any securities convertible into or exchangeable for shares of Common Stock over which such Stockholder would have sole voting and disposition authority.

2.4    Voting Power. Such Stockholder has full and sole voting power with respect to all such Stockholder’s Subject Shares, full and sole power of disposition, full and sole power to issue instructions with respect to the matters set forth herein and full and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of such Stockholder’s Subject Shares. None of such Stockholder’s Subject Shares are subject to any stockholders’ agreement, proxy, voting trust or other agreement or arrangement with respect to the voting of such Subject Shares, except as provided hereunder.

2.5    Reliance. Such Stockholder understands and acknowledges that Parent and Merger Sub are entering into the Merger Agreement in reliance upon such Stockholder’s execution, delivery and performance of this Agreement.

2.6    Absence of Litigation. With respect to such Stockholder, as of the date hereof, there is no Proceeding pending against, or, to the knowledge of such Stockholder, threatened against such Stockholder or any of such Stockholder’s properties or assets (including the Subject Shares) that, individually or in the aggregate, would reasonably be expected to prevent or materially delay, materially impair or materially restrict the consummation by such Stockholder of the transactions contemplated by this Agreement or otherwise adversely impact such Stockholder’s ability to perform its obligations hereunder in any material respect.

2.7    Brokers. No broker, finder, financial advisor, investment banker or other Person is entitled to any brokerage, finder’s, financial advisor’s or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of such Stockholder.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

Each of Parent and Merger Sub represent and warrant to each of the Stockholders, jointly and severally, that:

3.1    Organization; Authorization. Each of Parent and Merger Sub is duly organized or formed, as applicable, validly existing and in good standing under the laws of the jurisdiction in which it is organized (in the case of good standing, to the extent the concept is recognized by such jurisdiction). The consummation of the transactions contemplated hereby are within each of Parent’s and Merger Sub’s corporate powers and have been duly authorized by all necessary corporate actions on the part of Parent and Merger Sub. Each of Parent and Merger Sub has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated thereby.

3.2    Binding Agreement. Each of Parent and Merger Sub has duly executed and delivered this Agreement, and this Agreement constitutes a legal, valid and binding obligation of each of Parent and Merger Sub, enforceable against Parent and Merger Sub in accordance with its terms (subject to any Enforceability Exceptions).

ARTICLE IV

ADDITIONAL COVENANTS OF THE STOCKHOLDERS

Each Stockholder hereby covenants and agrees, severally but not jointly, that until the termination of this Agreement:

4.1    No Transfer; No Inconsistent Arrangements. Except as provided hereunder or under the Merger Agreement, from and after the date hereof and until this Agreement is terminated in accordance with Section 5.2, such Stockholder shall not, directly or indirectly, (a) create or permit to exist any Encumbrance, other than any Permitted Encumbrance, on any or all of such Stockholder’s Subject Shares, (b) transfer, sell, assign, gift, hedge, exchange, tender, pledge, grant a participation interest in, hypothecate or otherwise dispose (whether by sale, liquidation, dissolution, dividend or distribution) of, or enter into any derivative arrangement with respect to (collectively, “Transfer”), any of such Stockholder’s Subject Shares, or any right or interest therein (or consent to any of the foregoing), (c) enter into any contract with respect to any Transfer of, or Encumbrance on, such Stockholder’s Subject Shares or any right or interest therein, (d) grant or permit the grant of any proxy, power-of-attorney or other authorization or consent in or with respect to any of such Stockholder’s Subject Shares or any right or interest therein, (e) deposit or permit the deposit of any of such Stockholder’s Subject Shares into a voting trust or enter into a voting agreement or arrangement with respect to any of such Stockholder’s Subject Shares, or (f) take or permit any other action that would in any way restrict, limit or interfere with the performance of such Stockholder’s obligations hereunder or the transactions contemplated hereby or otherwise make any representation or warranty of such Stockholder herein untrue or incorrect in any respect. Any action taken in violation of the foregoing sentence shall be null and void ab initio and such Stockholder agrees that any such prohibited action may and should be enjoined. Notwithstanding the foregoing, such Stockholder may make Transfers of Subject Shares (i) to any “Permitted Transferee” (as defined below), in which case the Subject Shares shall continue to be bound by this Agreement and provided that any such Permitted Transferee agrees in writing to be bound by the terms and conditions of this Agreement prior to the consummation of any such Transfer, (ii) pursuant to any plan established by such Stockholder under SEC Rule 10b5-1 effective as of the date hereof, or (iii) as Parent may otherwise agree in writing in its sole discretion, in which case the Subject Shares shall continue to be bound by this Agreement and provided that any such transferee agrees in writing to be bound by the terms and conditions of this Agreement prior to the consummation of any such Transfer. A “Permitted Transferee” means, with respect to any Stockholder, (A) a member of such Stockholder’s immediate family, (B) a trust, the sole beneficiaries of which include only the Persons named in clause (A) of this definition, or (C) any corporation, limited liability company, or partnership, the stockholders, members, and general or limited partners of which include only the Persons named in clause (A).

4.2    No Exercise of Appraisal Rights; Actions. Such Stockholder (a) waives and agrees not to exercise any appraisal rights, dissenters’ rights or any similar rights in respect of such Stockholder’s Subject Shares that may arise with respect to the Merger or the other transactions contemplated by the Merger Agreement and (b) agrees not to commence or join in, and agrees to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Parent, Merger Sub, the Company or any of their respective directors, officers or any of their respective Affiliates or successors, in each case, relating to the negotiation, execution or delivery of this Agreement or the Merger Agreement, or the consummation of the Offer, the Merger or any of the other transactions contemplated by the Merger Agreement or this Agreement, including (i) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or the Merger Agreement, including seeking to enjoin or delay the Closing, (ii) alleging breach of any duty (fiduciary or otherwise) of any Person in connection with the negotiation and entry into the Merger Agreement or this Agreement or (iii) making any claim with respect to SEC disclosure (or other disclosure to the Company’s stockholders) in connection with the Merger Agreement or the transactions contemplated by this Agreement.

4.3    Documentation and Information. Except as required by applicable Law (including without limitation the filing of a Schedule 13D with the SEC which may include this Agreement as an exhibit thereto), such Stockholder shall not, and, if such Stockholder is not a natural person, shall cause its Affiliates and its and their respective Representatives not to, make any public announcement, issue any press release or make any other public statement regarding this Agreement, the Merger Agreement or the transactions contemplated hereby or thereby without the prior written consent of Parent. Such Stockholder consents to and hereby authorizes Parent and Merger Sub to publish and disclose in all documents and schedules filed with the SEC, and any press release or other disclosure document that Parent or Merger Sub reasonably determines to be necessary in connection with the Offer, the Merger and any transactions contemplated by the Merger Agreement, such Stockholder’s identity and ownership of the Subject Shares, the existence of this Agreement and the nature of such Stockholder’s commitments and obligations under this Agreement, and such Stockholder acknowledges that Parent and Merger Sub may, in Parent’s sole discretion, file this Agreement or a form hereof with the SEC or any other Governmental Entity. Such Stockholder agrees to promptly give Parent any information it may reasonably require for the preparation of any such disclosure documents, and such Stockholder agrees to promptly notify Parent of any required corrections with respect to any written information supplied by it specifically for use in any such disclosure document, if and to the extent that such Stockholder shall become aware that any such information shall have become false or misleading in any material respect.

4.4    No Solicitation. From the date hereof until the earlier of the Effective Time and the termination of the Merger Agreement, each Stockholder shall not and shall cause its Representatives (as applicable) not to, and, if such Stockholder is not an individual, such Stockholder shall also cause its Subsidiaries not to, (i) initiate, solicit, knowingly facilitate (including by providing access to its properties, books and records or data or any non-public information concerning the Company or any Company Subsidiary to any Person or group for the purpose of facilitating any inquiries, proposals or offers relating to any Company Acquisition Proposal) or knowingly encourage any inquiries, proposal or offer that constitutes or would reasonably be expected to lead to a Company Acquisition Proposal or the consummation thereof or enter into, continue or otherwise participate or engage in any discussions or negotiations with respect thereto, (ii) approve, endorse or recommend, or publicly propose to approve, endorse or recommend, any Company Acquisition Proposal, (iii) enter into any letter of intent or other similar agreement or arrangement relating to any Company Acquisition Proposal or (iv) authorize any of, or commit, resolve or agree to do any of the foregoing.

4.5    Adjustments. In the event of any stock split, stock dividend, merger, reorganization, recapitalization, reclassification, combination, exchange of shares or similar transaction with respect to the capital stock of the Company that affects the Subject Shares, the terms of this Agreement shall apply to the resulting securities.

ARTICLE V

MISCELLANEOUS

5.1    Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery by hand, by registered or certified mail (postage prepaid, return receipt requested), or by email to the respective parties at the following addresses (or at such other address for a party as shall be specified by like notice): (a) if to Parent or Merger Sub, in accordance with the provisions of the Merger Agreement and (b) if to a Stockholder, to such Stockholder’s address or e-mail address set forth on a signature page hereto, or to such other address or e-mail address as such party may hereafter specify in writing for the purpose by notice to each other party hereto.

5.2    Termination. This Agreement shall terminate automatically as to any Stockholder and Parent and Merger Sub, without any notice or other action by any Person, upon the first to occur of (a) the valid termination of the Merger Agreement in accordance with its terms, (b) the Effective Time, (c) the date of any modification, waiver or amendment to any provision of the Merger Agreement that is effected without such Stockholder’s prior written consent and that reduces the amount, or changes the form, or impose conditions or requirements (which are inconsistent with the Merger Agreement), of the consideration payable to such Stockholder pursuant to the Merger Agreement as in effect on the date hereof, (d) solely as to IHP Capital Partners VI, LLC, a Company Change of Board Recommendation occurs, or (e) the mutual written consent of such Stockholder and Parent and Merger Sub. Upon termination of this Agreement as to any party, such party shall not have any further obligations or liabilities under this Agreement; provided, however, that (a) nothing set forth in this Section 5.2 shall relieve any Stockholder from liability for any Willful Breach of this Agreement prior to termination hereof and (b) the provisions of this Article V shall survive any termination of this Agreement.

5.3    Amendments and Waivers. Any provision of this Agreement may be amended or waived if such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

5.4    Expenses. All fees and expenses incurred in connection herewith and the transactions contemplated hereby shall be paid the party incurring such fees or expenses, whether or not the Offer or the Merger is consummated.

5.5    Binding Effect; Benefit; Assignment. The parties hereby agree that their respective representations, warranties and covenants set forth herein are solely for the benefit of the other parties, in accordance with and subject to the terms of this Agreement, and this Agreement is not intended to, and does not, confer upon any Person other than the parties hereto any rights or remedies hereunder, including the right to rely upon the representations and warranties set forth herein. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties (whether by operation of Law or otherwise) without the prior written consent of the other parties, except to the extent that such rights, interests or obligations are assigned pursuant to a Transfer expressly permitted under Section 4.1. Notwithstanding the foregoing, Parent and Merger Sub shall have the right, without the prior written consent of any other party hereto, to assign all or any portion of their respective rights, interests and obligations hereunder to any of their respective Affiliates. No assignment by any party shall relieve such party of any of its obligations hereunder. Subject to the limitations regarding assignment herein, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and permitted assigns.

5.6    Governing Law; Venue.

(a)    This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

(b)    In any action or proceeding arising out of or relating to this Agreement, or any of the transactions contemplated by this Agreement: (i) each of the parties hereto irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the Chancery Court of the State of Delaware and any state appellate court therefrom or, if such court lacks subject matter jurisdiction, the United States District Court sitting in New Castle County in the State of Delaware, (it being agreed that the consents to jurisdiction and venue set forth in this Section 5.6(b) shall not constitute general consents to service of process in the State of Delaware and shall have no effect for any purpose except as provided in this paragraph and shall not be deemed to confer rights or obligations on any Person other than the parties hereto); and (ii) each of the parties hereto irrevocably consents to service of process by first class certified mail, return receipt requested, postage prepaid, to such party’s respective address set forth in Section 5.1. The parties hereto agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law; provided, however, that nothing in the foregoing shall restrict any party’s rights to seek any post-judgment relief regarding, or any appeal from, such final trial court judgment.

(c)    EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION ARISING OUT OF, RELATING TO OR IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATION OF THIS WAIVER, (III) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (IV) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.6(c).

5.7    Counterparts; Delivery by Email. This Agreement may be executed by email and in one or more counterparts, and by the different parties in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. This Agreement, and any amendments hereto, waivers hereof or consents or notifications hereunder, to the extent signed and delivered by email or scan attachment, shall be treated in all manner and respects as an original contract and shall be considered to have the same binding legal effects as if it were the original signed version thereof delivered in person. At the request of any party, each other party shall re-execute original forms thereof and deliver them to all other parties. No party shall raise the use of email to deliver a signature or the fact that any signature or contract was transmitted or communicated by email with facsimile or scan attachment as a defense to the formation of a contract, and each such party forever waives any such defense.

5.8    Entire Agreement. This Agreement and the other agreements and schedules referred to herein constitute the entire agreement, and supersede all prior agreements and understandings, both written and oral, among the parties and their affiliates, or any of them, with respect to the subject matter hereof and thereof; provided, however, that the Confidentiality Agreement shall not be superseded and shall remain in full force and effect.

5.9    Severability. If any term or other provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any rule or law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

5.10    Specific Performance. The parties hereto agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, may occur in the event that the parties hereto do not perform their obligations under the provisions of this Agreement in accordance with its specified terms or otherwise breach such provisions. Subject to the following sentence, the parties hereto acknowledge and agree that (a) the parties hereto shall be entitled to an injunction or injunctions, specific performance, or other equitable relief, to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in the courts described in Section 5.6 without proof of damages or otherwise, this being in addition to any other remedy to which they are entitled under this Agreement, and (b) the right of specific performance is an integral part of the transactions contemplated by this Agreement and without that right, neither Parent nor Merger Sub would have entered into this Agreement or the Merger Agreement. Each of the parties hereto agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief on the basis that the other parties hereto have an adequate remedy at law or an award of specific performance is not an appropriate remedy for any reason at law or equity. The parties hereto acknowledge and agree that any party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 5.10 shall not be required to provide any bond or other security in connection with any such order or injunction.

5.11    Headings. The Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

5.12    Further Assurances. Parent, Merger Sub and each Stockholder will execute and deliver, or cause to be executed and delivered, all further documents and instruments and use their respective reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws and regulations, to perform their respective obligations under this Agreement.

5.13    Interpretation. Unless the context otherwise requires, as used in this Agreement: (a) “or” is not exclusive; (b) “including” and its variants mean “including, without limitation” and its variants; (c) words defined in the singular have the parallel meaning in the plural and vice versa; (d) words of one gender shall be construed to apply to each gender; and (e) the terms “Article,” “Section” and “Schedule” refer to the specified Article, Section or Schedule of or to this Agreement.

5.14    Capacity as Stockholder. Notwithstanding anything herein to the contrary, (a) each Stockholder signs this Agreement solely in such Stockholder’s capacity as a Stockholder of the Company, and not in any other capacity and this Agreement shall not limit or otherwise affect the actions of such Stockholder or any affiliate, employee or designee of such Stockholder or any of its affiliates in its capacity, if applicable, as an officer or director of the Company, and (b) nothing herein shall in any way restrict a director or officer of the Company in the taking of any actions (or failure to act) in his or her capacity as a director or officer of the Company, or in the exercise of his or her fiduciary duties as a director or officer of the Company, or prevent or be construed to create any obligation on the part of any director or officer of the Company from taking any action in his or her capacity as such director or officer.

5.15    No Agreement Until Executed. This Agreement shall not be effective unless and until (a) the Merger Agreement is executed by all parties thereto, and (b) this Agreement is executed by all parties hereto.

5.16    No Ownership Interest. Except as otherwise provided herein, nothing contained in this Agreement shall be deemed to vest in Parent or Merger Sub any direct or indirect ownership or incidence of ownership of or with respect to the Subject Shares. All rights, ownership and economic benefits of and relating to the Subject Shares shall remain vested in and belong to each applicable Stockholder, and neither Parent nor Merger Sub shall have any authority to manage, direct, restrict, regulate, govern, or administer any of the policies or operations of the Company or exercise any power or authority to direct such Stockholder in the voting of any of the Subject Shares, except as otherwise provided herein.

5.17    Stockholder Obligations Several and Not Joint. The obligations of each Stockholder hereunder shall be several and not joint, and no Stockholder shall be liable for any breach of the terms of this Agreement by any other Stockholder.

5.18    Non-Recourse. All Proceedings (whether in contract or in tort, in Law or in equity or otherwise, or granted by statute or otherwise, whether by or through attempted piercing of the corporate, limited partnership or limited liability company veil or any other theory or doctrine, including alter ego or otherwise) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution, performance or non-performance of this Agreement (including any representation or warranty made in or in connection with this Agreement or as an inducement to enter into this Agreement) may be made by any party hereto only against the Persons that are expressly identified as parties hereto or thereto. No Person who is not a named party to this Agreement, including any director, officer, employee, incorporator, member, partner, stockholder, Affiliate, agent, attorney or Representative of any named party to this Agreement that is not itself a named party to this Agreement (“Non-Party Affiliates”), shall have any liability (whether in Contract or in tort, in law or in equity, or based upon any theory that seeks to impose liability of an entity party against its owners or Affiliates) to any party to this Agreement for any obligations or liabilities arising under, in connection with or related to this Agreement or for any claim based on, in respect of, or by reason of this Agreement or its negotiation or execution; and each party hereto or thereto waives and releases all such liabilities, claims and obligations against any such Non-Party Affiliates. The parties acknowledge and agree that the Non-Party Affiliates are intended third-party beneficiaries of this Section 5.18. Nothing in this Agreement precludes the parties or any Non-Party Affiliates from exercising any rights, and nothing in this Agreement shall limit the liability or obligations of any Non-Party Affiliates, in each case under the Merger Agreement or any other agreement to which they are specifically a party or an express third party beneficiary thereof. This Section 5.18 is subject to, and does not alter the scope or application of, Section 5.10.

[Signature Page Follows]

The parties are executing this Agreement on the date set forth in the introductory clause.

[PARENT]

By:
Name:
Title:

[MERGER SUB]

By:
Name:
Title:

[Signature Page to Tender and Support Agreement]

If an individual: [STOCKHOLDER]

By:
Name:
Title:
Email: Address:

If an entity: [STOCKHOLDER]

By:
Name:
Title:
Email: Address:

[Signature Page to Tender and Support Agreement]

Schedule A

Name of Stockholder	Number of Shares